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Exhibit 32

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Geoffrey Hulme, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innoviva, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Annual Report on Form 10-K and results of operations of Innoviva, Inc. for the periods covered by such Annual Report on Form 10-K.

Date: February 19, 2019	By:	/s/ GEOFFREY HULME Geoffrey Hulme Interim Principal Executive Officer (Principal Executive Officer)

        I, Marianne Zhen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innoviva, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Annual Report on Form 10-K and results of operations of Innoviva, Inc. for the periods covered by such Annual Report on Form 10-K.

Date: February 19, 2019	By:	/s/ MARIANNE ZHEN Marianne Zhen Chief Accounting Officer (Principal Accounting Officer)

        A signed original of this written statement required by Section 906 has been provided to Innoviva, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002